Exhibit 99.1

INmune Bio, Inc. Announces Second Quarter 2022 Results and Provides Business Update

Company to Host Conference Call Today, August 3, at 4:30pm ET

BOCA RATON, Fla., Aug. 03, 2022 (GLOBE NEWSWIRE) -- INmune Bio, Inc. (NASDAQ: INMB) (the “Company”), a clinical-stage immunology company focused on developing treatments that harness the patient’s innate immune system to fight disease, today reported its financial results for the quarter ended June 30, 2022 and provides a business update.

Q2 2022 and Recent Corporate Highlights

DN-TNF Platform Highlights (XPro™ and INB03):

●	Dosed the first patient in the Phase II trial using XPro™ (XPro1595) to treat patients with mild Alzheimer’s Disease (AD) in April. The primary endpoint will examine cognition using the Early AD/MCI Alzheimer's Cognitive Composite (EMACC). Multiple secondary endpoints of cognition will also be measured, including CDR-SB, ADAS-COG13 and other endpoints. Data is anticipated in the second half of 2023.

●	FDA review of Chemistry Manufacturing and Controls (CMC) associated with a recently placed clinical hold on XPro1595 AD trials is ongoing. The Company is addressing the FDA’s manufacturing procedure query to alleviate the current hold and start the US trials sites for XPro1595 in AD as a soon as possible. While trials in the United States are on hold, INmune continues to enroll and open additional treatment sites in Australia.

●	INmune completed the manufacture of new doses of XPro™ during the quarter, enough to supply all Phase 2 programs and continue the expansion of our pre-clinical research in new disease targets for XPro therapy.

●	The Company presented data demonstrating XPro™ promotes remyelination in white matter in rodent models of Multiple Sclerosis at European Conference on Neuroinflammation.

●	INB03 – presented data at the AACR Conference and HER2+ Targeted Therapy Summit showing INB03’s ability to reverse Mucin 4 (MUC4) expression, a negative predictor of treatment success, in HER2 breast cancer cell line (JIMIT-1) to re-establish sensitivity to trastuzumab and tyrosine kinase inhibitors.

●	Patent issued for use of XPro™ for central nervous systems diseases: “METHODS OF TREATING NEUROLOGICAL DISEASES,” a patent directed to use of Dominant Negative Tumor Necrosis Factor variants, such as the Company’s XPro™, by peripheral administration for crossing the blood-brain barrier and treating diseases of the Central Nervous System. This patent provides protection for XPro treatment in CNS diseases to 2033 with possible patent term extension of up to five additional years if requested by the Company and approved by the USPTO under 35 U.S.C. 156.

INKmune™ Platform:

●	The Company continues to monitor the high-risk myelodysplastic syndrome (MDS) cancer patient and the two compassionate use acute myeloid leukemia (AML) patients who have been treated with INKmune™ in a Phase 1 open label dose escalation trial.

●	Two weeks ago, a young patient with refractory AML after failed BMT was treated with INKmune. She received three doses of INKmune without side effects. We will be monitoring her progress closely. She is another patient with a high level of disease burden.

●	Received national registration for the INKmune™ MDS trial in the UK which allows for patients from any hospital to be enrolled in the trial at Southampton University Hospital. Additionally, the Company will be expanding its INKmune™ MDS trial into the EU with a new site in Athens, Greece.

●	Expanded ongoing INKmune™ treatment in MDS Phase 1 trial to include patients with AML. The Company has recently treated a new patient with AML on a compassionate basis who failed the inclusion criteria for AML patients in the trial.

Upcoming Milestones:

●	Initiate Xpro™ Phase 2 program for AD02 (mild AD) and AD03 (mild cognitive impairment) in US patients once clinical hold is lifted.

●	Initiate XPro™ Phase 2 program for treatment resistant depression (TRD), funded in part by a $2.9 million NIH grant, once clinical hold is lifted.

●	Initiate INKmune™ Phase I program in a solid tumor in 1H 2023.

●	Additional open-label Phase 1 trial data of INKmune™ in high-risk MDS/AML by 1H 2023.

●	Report top-line data from Phase 2 trial of Xpro™ in AD03 patients in 2H 2023.

●	Report top-line data from Phase 2 trial of XPro™ in AD02 patients in late 2023 or early 2024.

●	Report pre-clinical INKmune™ data in at least two new solid tumor indications, renal cell carcinoma and nasopharyngeal carcinoma.

“In April, we announced the dosing of our first patient treated with XPro™1595 in the treatment of neuroinflammation as a cause of mild Alzheimer’s disease (AD) in Phase II clinical trial, AD02,” stated RJ Tesi, M.D., CEO of INmune Bio. “The trial is a blinded, randomized, placebo-controlled multicenter study in Australia, in Canada and in the United States. Although the trial in the United States is currently on hold pending conclusion of the FDA’s manufacturing inquiry, we continue to enroll patients in Australia where the trial is proceeding as planned. Additionally, our plan to launch additional blinded, randomized, placebo-controlled Phase II trials in patients with mild cognitive impairment (MCI) and TRD will occur after the clinical hold is lifted.

“Our INKmune™ platform continues to make positive strides. We are actively expanding the INKmune program towards the treatment of solid tumors. INKmune primed NK cells have unique biologic characteristics that should make the therapy effective in solid tumors,” concluded Dr. Tesi.

Financial Results for the Quarter Ended June 30, 2022:

Net loss attributable to common stockholders for the quarter ended June 30, 2022 was approximately $6.8 million, compared to approximately $6.7 million for the quarter ended June 30, 2021.

Research and development expense totaled approximately $4.2 million for the recent quarter compared to approximately $4.5 million during the quarter ended June 30, 2021.

General and administrative expense was approximately $2.2 million for the quarter compared to approximately $2.1 million during the quarter ended June 30, 2021.

Other expense was approximately $0.5 million for the quarter ended June 30, 2022 compared to approximately $ 0.1 million during the quarter ended June 30, 2021.

As of June 30, 2022, the Company had cash and cash equivalents of approximately $61.2 million.

As of August 3, 2022, the Company had approximately 17.9 million common shares outstanding.

Earnings Call Information

To participate in this event, dial approximately 5 to 10 minutes before the beginning of the call.

Date: August 3, 2022
Time: 4:30 PM Eastern Time
Participant Dial-in: 1-877-407-0784
Participant Dial-in (international): 1-201-689-8560
Conference ID: 13728540

A live audio webcast of the call can be accessed using this link: https://services.choruscall.com/mediaframe/webcast.html?webcastid=Z4P1Gioe

A transcript will follow approximately 24 hours from the scheduled call. A replay will also be available through August 10, 2022 by dialing 1-844-512-2921 or 1-412-317-6671 (international) and entering PIN no. 13728540.

About XPro™

XPro™ is a next-generation inhibitor of tumor necrosis factor (TNF) that is currently in clinical trial and acts differently than currently available TNF inhibitors in that it neutralizes soluble TNF (sTNF), without affecting trans-membrane TNF (tmTNF) or TNF receptors. XPro™ could have potential substantial beneficial effects in patients with neurologic disease by decreasing neuroinflammation. For more information about the importance of targeting neuroinflammation in the brain to improve cognitive function and restore neuronal communication visit this section of the INmune Bio’s website.

About INKmune™

INKmune™ is a pharmaceutical-grade, replication-incompetent human tumor cell line which conjugates to resting NK cells and delivers multiple, essential priming signals akin to treatment with at least three cytokines in combination. INKmune™ is stable at -80oC and is delivered by a simple IV infusion. The INKmune:NK interaction ligates multiple activating and co-stimulatory molecules on the NK cell and enhances its avidity of binding to tumor cells; notably those resistant to normal NK-mediated lysis. Tumor-primed NK (TpNK) cells can lyse a wide variety of NK-resistant tumors including leukemias, lymphomas, myeloma, ovarian cancer, breast cancer.

About INmune Bio, Inc.

INmune Bio, Inc. is a publicly traded (NASDAQ: INMB), clinical-stage biotechnology company focused on developing treatments that target the innate immune system to fight disease. INmune Bio has two product platforms that are both in clinical trials: The Dominant-Negative Tumor Necrosis Factor (DN-TNF) product platform utilizes dominant-negative technology to selectively neutralize soluble TNF, a key driver of innate immune dysfunction and a mechanistic driver of many diseases. DN-TNF product candidates are in clinical trials to determine if they can treat cancer (INB03™), Mild Alzheimer’s disease, Mild Cognitive Impairment and treatment-resistant depression (XPro™). The Natural Killer Cell Priming Platform includes INKmune™ developed to prime a patient’s NK cells to eliminate minimal residual disease in patients with cancer. INmune Bio’s product platforms utilize a precision medicine approach for the treatment of a wide variety of hematologic and solid tumor malignancies, and chronic inflammation. To learn more, please visit www.inmunebio.com.

Forward Looking Statements

Clinical trials are in early stages and there is no assurance that any specific outcome will be achieved. Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations but are subject to a number of risks and uncertainties. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. INB03™, XPro1595, and INKmune™ are still in clinical trials or preparing to start clinical trials and have not been approved by the US Food and Drug Administration (FDA) or any regulatory body and there cannot be any assurance that they will be approved by the FDA or any regulatory body or that any specific results will be achieved. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to produce more drug for clinical trials; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

INmune Bio Contact:

David Moss, CFO (858) 964-3720
DMoss@INmuneBio.com

Investor Contact: Jason Nelson
Core IR
(516) 842-9614 x-823

The following tables summarize our results of operations for the periods indicated:

INMUNE BIO, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

(Unaudited)

	June 30, 2022	December 31, 2021
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$61,213	$74,810
Research and development tax credit receivable	4,926	4,913
Other tax receivable	134	591
Prepaid expenses	4,222	2,278
Prepaid expenses – related party	51	14

TOTAL CURRENT ASSETS	70,546	82,606

Operating lease – right of use asset	650	726
Other assets	99	99
Acquired in-process research and development intangible assets	16,514	16,514

TOTAL ASSETS	$87,809	$99,945

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$1,687	$3,733
Accounts payable and accrued liabilities – related parties	9	80
Deferred liabilities	476	474
Operating lease, current liabilities	113	72
TOTAL CURRENT LIABILITIES	2,285	4,359

Long-term debt, less debt discount	14,571	14,458
Long-term operating lease liabilities	645	704
Accrued liability – long-term	375	199
TOTAL LIABILITIES	17,876	19,720

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 10,000,000 shares authorized, 0 shares issued and outstanding	-	-
Common stock, $0.001 par value, 200,000,000 shares authorized, 17,945,995 and 17,843,303 shares issued and outstanding, respectively	18	18
Additional paid-in capital	148,072	143,921
Accumulated other comprehensive (loss) income	(701)	1
Accumulated deficit	(77,456)	(63,715)
TOTAL STOCKHOLDERS’ EQUITY	69,933	80,225

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$87,809	$99,945

INMUNE BIO, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE QUARTERS ENDED JUNE 30, 2022 AND 2021

(In thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021
REVENUE	$16	$-	$179	$4

OPERATING EXPENSES
General and administrative	2,215	2,090	4,547	4,151
Research and development	4,189	4,464	8,498	6,955
Total operating expenses	6,404	6,554	13,045	11,106

LOSS FROM OPERATIONS	(6,388)	(6,554)	(12,866)	(11,102)

OTHER EXPENSE	(450)	(101)	(875)	(109)

NET LOSS	$(6,838)	$(6,655)	$(13,741)	$(11,211)

Net loss per common share – basic and diluted	$(0.38)	$(0.44)	$(0.77)	$(0.77)

Weighted average common shares outstanding - basic and diluted	17,945,995	14,974,953	17,908,349	14,650,608

COMPREHENSIVE LOSS
Net loss	$(6,838)	$(6,655)	$(13,741)	$(11,211)
Other comprehensive loss - foreign currency translation	(757)	(62)	(702)	(61)

Total comprehensive loss	$(7,595)	$(6,717)	$(14,443)	$(11,272)

INMUNE BIO, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE QUARTERS ENDED JUNE 30, 2022 AND 2021

(In thousands)

(Unaudited)

	For the Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(13,741)	$(11,211)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	3,422	1,668
Accretion of debt discount	113	16
Changes in operating assets and liabilities:
Research and development tax credit receivable	(13)	(1,382)
Other tax receivable	457	62
Prepaid expenses	(1,944)	(1,175)
Prepaid expenses – related party	(37)	(15)
Accounts payable and accrued liabilities	(2,046)	843
Accounts payable and accrued liabilities – related parties	(71)	(25)
Deferred liabilities	2	393
Accrued liability – long-term	176	24
Operating lease liabilities	58	1
Net cash used in operating activities	(13,624)	(10,801)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid to Xencor to settle warrant for acquired research and development intangible assets	-	(15,000)
Net cash used in investing activities	-	(15,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from sale of common stock	699	28,446
Net proceeds from the exercise of warrants	30	18
Net proceeds from the issuance of debt	-	14,951
Net cash provided by financing activities	729	43,415

Impact on cash from foreign currency translation	(702)	(61)

NET (DECREASE) INCREASE IN CASH	(13,597)	17,553

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	74,810	21,967

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$61,213	$39,520

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for income taxes	$-	$-
Cash paid for interest expense	$601	$-

NONCASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued to Xencor to settle warrant issued for acquired research and development intangible assets	$-	$3,300
Warrants issued as debt inducement	$-	$619